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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): June 25, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1998, PROVIDING FOR THE ISSUANCE OF
                   ASSET-BACKED CERTIFICATES, SERIES 1998-NC3)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

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      DELAWARE                          333-50153              13-3439681
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(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                         10048
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated June 25, 1998, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1998-NC3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 1998, among the Registrant as depositor, New Century Mortgage Corporation as master servicer and U.S. Bank National Association as trustee. The Certificates designated as the Series 1998-NC3 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         EXHIBIT NO.                                DESCRIPTION
         -----------                                -----------

             99.1 Computational Materials (as defined in Item 5) that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates,
                                            Series 1998-NC3


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                                       -4-


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 1998

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By:  /s/ VINCENT J. VARCA
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                                       Name:    Vincent J. Varca
                                       Title:   Assistant Vice President


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                                INDEX TO EXHIBITS


                                                                   Sequentially
    EXHIBIT NO.                DESCRIPTION                        NUMBERED PAGE
    -----------                -----------                        -------------

       99.1        Computational Materials (as defined in Item 5)        P
                   that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Asset-
                   Backed Certificates, Series 1998-NC3